UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21691

Adirondack Funds

(Exact name of Registrant as specified in charter)

2390 Western Avenue, Guilderland, NY  12084

(Address of principal executive offices) (Zip code)

Gregory A. Roeder, Adirondack Research and Management, Inc.

2390 Western Avenue, Guilderland, NY  12084

 (Name and address of agent for service)

Copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 South High Street, Suite 1700, Columbus, Ohio  43215

Registrant's telephone number, including area code: (518) 690-0470

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Adirondack Small Cap Fund

ADKSX

ANNUAL REPORT

March 31, 2023

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY

MARCH 31, 2023 (UNAUDITED)

Dear Fellow Shareholders,

During the 2023 fiscal year, The Adirondack Small Cap Fund (ADKSX/the Fund) returned 0.73% versus a 13.04% decline in the iShares ® Russell 2000 Value ETF (IWN). During the quarter ended March 31, 2023, the Fund returned 2.73% compared to the iShares ® Russell 2000 Value ETF (IWN) which returned negative 0.60%. The Fund's annualized returns for the 5 year and 10 year periods were 4.81% and 7.02%, respectively*. As of March 31, 2023, the portfolio held forty-seven positions, with the top ten holdings representing 36.63% of Fund assets. The top sector overweight remains Technology, with large underweights in Real Estate and Healthcare. Annualized portfolio turnover was 28.07%. We continue to make few changes to the portfolio composition and tax loss harvesting is not a priority, given the Fund’s Capital Loss Carryforward balance.

The aggressive moves by the Fed to tamp down inflation so far have had a moderate impact on slowing the strong U.S. economy. Instead, rates took a toll on the financial services industry resulting in the failure of three mid-sized banks. So far, it has been a liquidity-driven event rather than one due to credit problems. Because these institutions were so flush with post-COVID deposits, they could not loan them out fast enough, instead investing in longer-dated fixed-income securities. Problems arose when those same securities declined steeply in value as the Fed swiftly raised rates. The market is on high alert for the next shoe to drop. The office sector of commercial real estate is prominent, given that hybrid home/work arrangements are likely to be permanent in many cases. How banks and their regulators respond to this crisis will determine how hard the economy hits the brakes. It is sensible to assume that bankers will rein in lending and aggressively price credit in this challenging environment. All told, credit so far continues to look fine and high-yield spreads are tight. The sharp slowdown many pundits have long called for is still not reflected in quarterly business results. We think the recent events bring us closer to the end of the tightening cycle.

Since banks are a hot topic, let us summarize the Fund’s exposure. TrustCo Bank Corp (as of 3/31/2023 TRST represented 3.20% of the portfolio) is the only bank stock the Fund owns of the 193 banks held by the Fund’s benchmark (IWN). TrustCo’s HQ is near ours in Upstate NY. Most of its 148 branches are within a hundred miles of HQ, with a meaningful presence in Florida (32% of loans). Its bread and butter are home mortgages, with a modest commercial loan (4% of assets) book. They are well capitalized (risk-based capital ratio of 19.7% on 12/31/22) and have historically paid an attractive dividend, including during the 2008/09 financial crisis - an extraordinary accomplishment by a company focused on residential lending. For reference, only one in ten publicly traded U.S. banks currently have risk-based capital ratios of over 17%. It is a small group that includes JP Morgan. In summary, TrustCo is a conservative bank and often overlooked for more interesting ones; nevertheless, we appreciate their slow and steady approach. Every cycle reminds us that bankers run leveraged balance sheets dealing with complicated variables. It only takes modest errors in judgment to trigger severe hardship. Banks represent 14% of the Fund’s benchmark (IWN) and while it is tempting to look for more bargains, we are still waiting for the dust to settle.

The Fund had an outstanding year, finishing within the top ten percent of its Morningstar peer group. Outperformance came from avoiding the more problematic industries like Banking and Real Estate. Overweighting Energy and solid stock picking in Insurance proved beneficial.

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THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2023 (UNAUDITED)

Finally, LSI Industries and Ardmore Shipping - two core positions (as of 3/31/2023 LYTS and ASC represented 3.96% and 1.01% of the portfolio, respectively) turned the corner, each more than doubling in value, helping counter the market downdraft. While it was a challenging year, the tide is turning as bottoms-up financial analysis returns to the forefront. A higher cost of capital has a way of instilling financial discipline that has been lacking for some time now. We are pleased to have turned in strong relative performance. We are excited by the prospect of making the most of the recent market turbulence to capture future additional alpha-generating opportunities*.

The Fund closed three positions in the quarter ended March 31, 2023. We exited egg producer Cal-Maine Foods, anticipating that record egg prices would lead to a supply response. Cal-Maine is a well-run company with solid long-term fundamentals, but the recent runup of the stock was more due to investors chasing headlines. Insurance holding Old Republic International Corp was sold once it hit our price target. Lastly, we unloaded textile manufacturer Unfi Inc. as industry issues convinced us there was better risk/reward elsewhere.

On the buy side, we have been carefully adding exposure to the U.S. Airline Industry. We successfully invested in JetBlue Airways (from 2013-2019) and are wise to this sector’s issues. After a disastrous foray into US Air in the nineties, Warren Buffett joked “the way to become a millionaire was to start with a billion dollars and buy an airline.” The industry, however, has changed remarkably since then. From a complicated hub and spoke system built for business travelers with outmoded technology to simpler networks with sophisticated revenue management algorithms that help optimize revenue per passenger. Carriers now employ fuel-efficient aircraft that carry more passengers and serve longer routes. Consumer behavior has changed too. Families living further apart necessitate air travel, tourism by retired boomers helps fill off-peak capacity and millennials/gen-z fly 3-4 times more often than their elders. Valuations are well below pre-COVID valuations. Our favorite, for instance, Alaska Air Group Inc (as of 3/31/2023 ALK represented 0.35% of the portfolio), trades at a valuation more than 40% below the middle of last decade despite having 50% more available seat miles after acquiring Virgin America.

The Fund is significantly underweight REITs (versus the iShares ® Russell 2000 Value ETF) but have started to hunt around the space for bargains as fear perks up. We began acquiring shares in JBG Smith Properties (as of 3/31/2023 JBGS represented 0.92% of the portfolio) at what we believe to be a substantial discount to the replacement cost of their highly desirable asset base. They own office buildings, apartments, land, and a Northern VA/DC area hotel. Spun off from Vornado Realty Trust, they have the misfortune of being viewed as an office REIT despite owning over eight thousand apartment units in areas with higher incomes and stable employment. Within a few years, they will derive most of their earnings from the more stable residential segment. The shares are down more than 60% from pre-COVID levels even though much of JBGS’s property is located within Northern Virginia’s National Landings sub-market that is home to Amazon’s second headquarters (HQ2) planned development (five buildings in phases). JBGS owns a large hotel (Crystal City Marriott), a short walk to all of Amazon’s proposed facilities, including the unique HQ2 centerpiece office named Helix. Concerns surrounding the delay by Amazon of Phase 2 of this project have put pressure on JBGS shares. Amazon, though has reiterated publicly that it remains committed to the development, supported by $750 million of incentives from the Commonwealth of Virginia. With a $1B investment in a new research center by Virginia Tech, National Landings is transforming into one of the top locations in the country for innovation, akin to Mission Bay in San Francisco, Atlanta’s Tech Square, or Kendall Square in Boston. As home to the Pentagon, Northern

Annual Report | 2

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2023 (UNAUDITED)

Virginia attracts all the major national defense contractors. Boeing, Lockheed Martin General Dynamics, Raytheon, and Northrop Grumman each maintain multiple offices in the area. They, along with defense sub-contractors, IT infrastructure/security firms, and numerous government agencies, act to reduce the area’s economic cyclicality. This unique aspect of Northern Virginia cushions real estate values thus moderating downside risk for JBGS as they transition.

The Fund’s opportunity set (small-cap value) is strong and growing. We continue to watch for signs of recession, but so far, company and macroeconomic data reflect resiliency. If a recession eventually arrives, it will be a cleansing event, wiping out weak, undisciplined companies while offering opportunities to prudent capital allocators. Equity risk premiums within our universe are attractive, and we remain highly vigilant for unwarranted pessimism which creates entry points like those that enticed us to acquire the new positions highlighted above. As we have said before, it takes nerve and patience to invest when disbelief is high, but it is often when risk/reward is excellent. We eagerly look forward to a more favorable environment for value investing with a concentrated portfolio of high-conviction ideas. Thank you for your support and investment. For the most up-to-date information on your investment, please visit www.adirondackfunds.com

Regards,

Matt Reiner, CFA®                                        Greg Roeder, CFA®

Portfolio Manager                                           Portfolio Manager

*Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888-686-2729, or visiting www.adirondackfunds.com.

Per the prospectus, the Fund’s gross annual operating expense ratio is 1.43%. The Advisor has contractually agreed to waive fees or reimburse the Fund to the extent necessary to maintain the Fund’s total annual operating expenses at 1.48% until August 1, 2023, subject to termination by the Fund on 60 days’ written notice.

Important Risk Information

The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Additionally, value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market.

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-888-686-2729, or visiting www.adirondackfunds.com. Read it carefully before investing.

The iShares ® Russell 2000 Value ETF (IWN) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit value characteristics.

Alpha in the phrase “alpha-generating opportunities” means the return earned on an investment above that of the benchmark.

Annual Report | 3

THE ADIRONDACK SMALL CAP FUND

TOP TEN HOLDINGS, as a Percentage of the Fund’s Net Assets

MARCH 31, 2023 (UNAUDITED)

1.	O-I Glass, Inc.	4.78%
2.	SiriusPoint Ltd. (Bermuda)	4.13%
3.	LSI Industries, Inc.	3.97%
4.	Celestica, Inc. (Canada)	3.76%
5.	Tiptree, Inc. Class A	3.54%
6.	Conduent, Inc.	3.53%
7.	CNO Financial Group, Inc.	3.38%
8.	Genworth Financial, Inc. Class A	3.28%
9.	Trustco Bank Corp. NY	3.20%
10.	National Western Life Group, Inc. Class A	3.06%

* Excludes Fund's Short-Term Investment positions.

Annual Report | 4

THE ADIRONDACK SMALL CAP FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2023 (UNAUDITED)

Adirondack Small Cap Fund
Comparison of the Change in Value of a $10,000 Investment in the Adirondack Small Cap Fund, the Russell 2000 Value Index and the iShares Russell 2000 Value ETF.

$44,000
$42,000
$40,000
$38,000
$36,000
$34,000
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
4/6/2005
9/30/2005
3/31/2006
9/30/2006
3/31/2007
9/30/2007
3/31/2008
9/30/2008
3/31/2009
9/30/2009
3/31/2010
9/30/2010
3/31/2011
9/30/2011
3/31/2012
9/30/2012
3/31/2013
9/30/2013
3/31/2014
9/30/2014
3/31/2015
9/30/2015
3/31/2016
9/30/2016
3/31/2017
9/30/2017
3/31/2018
9/30/2018
3/31/2019
9/30/2019
3/31/2020
9/30/2020
3/31/2021
9/30/2021
3/31/2022
9/30/2022
3/31/2023
Adirondack Small Cap Fund $40,725
Russell 2000 Value Index $32,397
iShares Russell 2000 Value ETF $31,537

Average Annual Total Returns (a) (for periods ended March 31, 2023)
	1 Year	3 Year	5 Year	10 Year	Since Inception
Adirondack Small Cap Fund *	0.73%	28.59%	4.81%	7.02%	8.12%
Russell 2000 Value Index **	-12.96%	21.01%	4.55%	7.22%	6.76%
iShares Russell 2000 Value ETF ***	-13.04%	20.91%	4.36%	7.08%	6.59%

The Fund has changed the broad-based securities market index (benchmark index) to which it compares itself from the Russell 2000 Value Index (RUJ) to the iShares Russell 2000 Value ETF (IWN). We chose IWN because it represents a realistic alternative for retail investors when deciding between active or passive small cap investing.  It also leads to more fair (real world) return comparisons as iShares managers face similar administrative cost, liquidity, and taxation constraints when implementing this index replicating strategy as do active managers. The IWN was launched in 2000 by Barclay's (Now BlackRock Fund Advisors) and is the largest fund available to investors that replicates the RUJ.  Its assets are presently over $10.5B, and its historical correlation (R - squared) with the RUJ is 99%.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was April 6, 2005.

**The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower predicted growth rates.

*** The iShares Russell 2000 Value ETF seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit value characteristics

This chart assumes an initial investment of $10,000 made on April 6, 2005. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes. The Fund’s gross total operating expenses as of its last prospectus is 1.43%.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-888-686-2729.

Annual Report | 5

THE ADIRONDACK SMALL CAP FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2023 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Information Technology 19.84%
Materials 7.22%
Money Market Fund 5.19%
Real Estate Investment Trust 1.37%
Utilities 2.90%
Consumer Discretionary 8.08%
Consumer Staples 4.41%
Energy 7.42%
Financials 26.68%
Health Care 4.90%
Industrials 9.39%

Sectors are categorized using Global Industry Classification Standard (GICS®) classifications.

Annual Report | 6

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2023

Shares		Fair Value

COMMON STOCKS - 93.04%

Accident & Health Insurance - 3.38%
52,480	CNO Financial Group, Inc.	$ 1,164,531

Agriculture Production - Crops - 3.05%
89,333	Dole PLC (Ireland)	1,048,769

Air Transportation, Scheduled - 0.72%
2,870	Alaska Air Group, Inc. *	120,425
12,910	Frontier Group Holdings, Inc. *	127,034
		247,459
Apparel & Other Finished Products of Fabrics & Similar Material - 2.71%
98,375	Under Armour, Inc. Class A *	933,579

Business Services - 3.53%
353,939	Conduent, Inc. *	1,214,011

Computer Communications Equipment - 1.03%
22,869	A10 Networks, Inc.	354,241

Construction Special Trade Contractors - 0.67%
42,489	Matrix Service Co. *	229,440

Crude Petroleum & Natural Gas - 6.42%
32,853	Antero Resources Corp. *	758,576
64,314	CNX Resources Corp. *	1,030,310
158,179	Tetra Technologies, Inc. *	419,174
		2,208,060
Cutlery, Handtools & General Hardware - 1.54%
62,835	Hillman Solutions Corp. Class A *	529,071

Deep Sea Foreign Transportation of Freight - 1.01%
23,460	Ardmore Shipping Corp. (Bermuda)	348,852

Electric Lighting & Wiring Equipment - 3.97%
97,992	LSI Industries, Inc.	1,365,028

Electric & Other Services Combined - 1.92%
10,260	Allete, Inc.	660,436

Electrical Industrial Apparatus - 1.69%
119,817	Graftech International Ltd.	582,311

Fire, Marine & Casualty Insurance - 7.68%
175,059	SiriusPoint Ltd. (Bermuda) *	1,423,230
83,782	Tiptree, Inc. Class A	1,220,704
		2,643,934

The accompanying notes are an integral part of these financial statements.

Annual Report | 7

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2023

Shares		Fair Value

COMMON STOCKS (CONTINUED) - 93.04%

Footwear, (No Rubber) - 2.93%
59,157	Wolverine World Wide, Inc.	$ 1,008,627

Glass Containers - 4.78%
72,425	O-I Glass, Inc. *	1,644,772

Household Audio & Video Equipment - 1.73%
35,099	Knowles Corp. *	596,683

Industrial Inorganic Chemicals - 0.97%
23,261	Tronox Holdings PLC Class A (United Kingdom)	334,493

Life Insurance - 6.35%
225,137	Genworth Financial, Inc. Class A *	1,130,188
4,346	National Western Life Group, Inc. Class A	1,054,426
		2,184,614
Meat Packing Plants - 1.37%
125	Seaboard Corp.	471,251

Metal Mining - 1.68%
31,600	Cleveland Cliffs, Inc. *	579,228

Plastics, Foil & Coated Paper Bags - 1.35%
57,956	Pactiv Evergreen, Inc.	463,648

Printed Circuit Boards - 4.83%
100,542	Celestica, Inc. (Canada) *	1,296,992
6,000	Sanmina Corp. *	365,940
		1,662,932
Retail-Apparel & Accessory Stores - 0.51%
33,180	Hanesbrands, Inc.	174,527

Retail-Miscellaneous Retail - 1.69%
67,549	EZCORP, Inc. Class A *	580,921

Retail-Women's Clothing Stores - 1.94%
121,360	Chico's FAS, Inc. *	667,480

Security Brokers, Dealers & Flotation Companies - 2.02%
36,788	Virtu Financial, Inc. Class A	695,293

Semiconductors & Related Devices - 0.20%
4,100	Photronics, Inc. *	67,978

The accompanying notes are an integral part of these financial statements.

Annual Report | 8

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2023

Shares		Fair Value

COMMON STOCKS (CONTINUED) - 93.04%

Services-Computer Integrated Systems Design - 4.76%
61,909	Kyndryl Holdings, Inc. *	$ 913,777
77,246	Unisys Corp. *	299,714
32,456	Veradigm, Inc. *	423,551
		1,637,042
Special Industry Machinery - 0.82%
54,326	Manitex International, Inc. *	283,038

State Commercial Banks - 3.20%
34,479	Trustco Bank Corp. NY	1,101,259

Surety Insurance - 2.39%
61,442	MGIC Investment Corp.	824,552

Surgical & Medical Instruments & Apparatus - 3.67%
178,008	Accuray, Inc. *	528,684
43,888	Orthofix Medical, Inc. *	735,124
		1,263,808
Telephone & Telephone Apparatus - 5.01%
46,345	ADTRAN, Inc.	735,032
127,700	Infinera Corp. *	990,952
		1,725,984
Water Supply - 1.52%
55,321	Pure Cycle Corp. *	522,783

TOTAL FOR COMMON STOCKS (Cost $26,386,728) - 93.04%		32,020,635

REAL ESTATE INVESTMENT TRUSTS - 1.89%
15,570	Brixmor Property Group, Inc.	335,066
20,979	JBG Smith Properties	315,944
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $477,027) - 1.89%		651,010

SHORT-TERM INVESTMENT - 5.19%
1,787,293	Federated Treasury Obligation Fund - Institutional Shares 4.66% **	1,787,293
TOTAL SHORT-TERM INVESTMENT (Cost $1,787,293) - 5.19%		1,787,293

TOTAL INVESTMENTS (Cost $28,651,048) - 100.12%		34,458,938

LIABILITIES LESS OTHER ASSETS, NET - (0.12)%		(42,692)

NET ASSETS - 100.00%		$34,416,246

* Non-income producing securities during the period.

** Variable rate security; the money market rate shown represents the yield at March 31, 2023.

The accompanying notes are an integral part of these financial statements.

Annual Report | 9

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2023

Assets:
Investments in Securities, at Fair Value (Cost $28,651,048)	$ 34,458,938
Cash	1,000
Receivables:
Securities Sold	27,234
Dividends and Interest	36,121
Shareholder Subscriptions	696
Prepaid Expenses	14,619
Total Assets	34,538,608
Liabilities:
Securities Sold	47,016
Shareholder Redemptions	20,097
Due to Advisor	22,175
Due to Trustees	1,600
Accrued Expenses	31,474
Total Liabilities	122,362

Net Assets	$ 34,416,246

Net Assets Consist of:
Paid In Capital	$ 34,119,523
Distributable Earnings/(Deficit)	296,723
Net Assets, for 1,474,532 Shares Outstanding	$ 34,416,246

Net Asset Value Per Share	$ 23.34

The accompanying notes are an integral part of these financial statements.

Annual Report | 10

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF OPERATIONS

        FOR THE YEAR ENDED MARCH 31, 2023

Investment Income:
Dividends	$ 423,921
Interest	44,233
Total Investment Income	468,154

Expenses:
Advisory	382,621
Transfer Agent	45,081
Legal	15,157
Custodian	10,950
Audit	21,811
Trustees	18,001
Chief Compliance Officer	23,279
Insurance	9,687
Registration and Filing Fees	27,056
Printing and Mailing	3,552
Miscellaneous Fees	6,857
Total Expenses	564,052
Fees Waived by the Adviser	(40,114)
Net Expenses	523,938

Net Investment Loss	(55,784)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	4,851,476
Net Change in Unrealized Depreciation on Investments	(5,252,737)
Realized and Unrealized Gain (Loss) on Investments	(401,261)

Net Decrease in Net Assets Resulting from Operations	$ (457,045)

The accompanying notes are an integral part of these financial statements.

Annual Report | 11

THE ADIRONDACK SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	3/31/2023	3/31/2022
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (55,784)	$ (227,693)
Net Realized Gain on Investments	4,851,476	9,574,149
Unrealized Depreciation on Investments	(5,252,737)	(4,975,007)
Net Increase (Decrease) in Net Assets Resulting from Operations	(457,045)	4,371,449

Distributions to Shareholders:
Distributions	-	-
Total Dividends and Distributions Paid to Shareholders	-	-

Capital Share Transactions	(11,828,254)	(14,133,866)

Total Decrease in Net Assets	(12,285,299)	(9,762,417)

Net Assets:
Beginning of Year	46,701,545	56,463,962

End of Year	$ 34,416,246	$ 46,701,545

The accompanying notes are an integral part of these financial statements.

Annual Report | 12

THE ADIRONDACK SMALL CAP FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR.

Years Ended				
	3/31/2023	3/31/2022	3/31/2021	3/31/2020	3/31/2019
Net Asset Value, at Beginning of Year	$ 23.17	$ 21.35	$ 10.99	$ 17.24	$ 21.40
Income From Investment Operations:					
Net Investment Income (Loss) *	(0.03)	(0.10)	(0.06)	0.01	(0.01)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.20	1.92	10.44	(6.21)	(1.82)
Total from Investment Operations	0.17	1.82	10.38	(6.20)	(1.83)
Distributions:					
Net Investment Income	-	-	(0.02)	-	-
Realized Gains	-	-	-	(0.05)	(2.33)
Total from Distributions	-	-	(0.02)	(0.05)	(2.33)
Net Asset Value, at End of Year	$ 23.34	$ 23.17	$ 21.35	$ 10.99	$ 17.24
Total Return **	0.73%	8.52%	94.50%	(36.07)%	(6.96)%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 34,416	$ 46,702	$ 56,464	$ 62,450	$ 152,958
Before Waivers and Reimbursements					
Ratio of Expenses to Average Net Assets	1.59%	1.43%	1.45%	1.35%	1.24%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.27)%	(0.45)%	(0.38)%	0.09%	(0.03)%
After Waivers and Reimbursements					
Ratio of Expenses to Average Net Assets	1.48%	1.43%	1.45%	1.35%	1.24%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.16)%	(0.45)%	(0.38)%	0.09%	(0.03)%
Portfolio Turnover	28.07%	21.81%	32.52%	32.96%	30.77%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Annual Report | 13

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2023

Note 1. Organization

The Adirondack Small Cap Fund (the “Fund”) is the only series of Adirondack Funds (the “Trust”), an open-end, diversified, investment company that was organized as an Ohio business trust on December 8, 2004.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund commenced investment operations April 6, 2005. The Fund’s investment objective is long-term capital appreciation. The Fund’s principal investment strategy is to invest in a diversified portfolio of equity securities of small capitalization companies that the Fund’s investment advisor, Adirondack Research & Management, Inc. (the “Advisor”), believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946, including Financial Accounting Standards Board Accounting Standards Update 2013-08 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value according to the procedures described in Note 3.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the

Annual Report | 14

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2023

fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes:  The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2020-2022) or expected to be taken in the Fund’s 2023 tax returns. The Fund identifies its major tax jurisdiction as U.S. federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2023, the Fund did not incur any interest or penalties.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on the ex-dividend date.

Security Transactions and Investment Income:  The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Annual Report | 15

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2023

Use of Estimates:  The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Reclassifications: The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are due to different treatments for items such as net short-term gains, deferral of wash sales losses, flow through income from real estate investment trusts and net investment losses. Permanent differences such as tax return of capital, capital gains retained and net investment losses, if any, would be reclassified against capital.

Note 3. Security Valuations

Processes and Structure

The Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and the Board of Trustees has the responsibility for determining fair value prices.

Fair Value Pricing Policy

If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Board of Trustees (“Fair Value” Pricing). The Board of Trustees must use reasonable diligence in determining whether market quotations are readily available. If, for example, the Board of Trustees determines that one source of market value is unreliable, the Board of Trustees must diligently seek market quotations from other sources, such as other brokers or pricing services, before concluding that market quotations are not available.  Fair Value Pricing is not permitted when market quotations are readily available.

Annual Report | 16

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2023

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Annual Report | 17

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2023

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Short term investments. Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share. These securities will be categorized in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of March 31, 2023:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 32,020,635	$ -	$ -	$ 32,020,635
Real Estate Investment Trusts	651,010	-	-	651,010
Short-Term Investment	1,787,293	-	-	1,787,293
	$ 34,458,938	$ -	$ -	$ 34,458,938

The Fund did not hold any Level 3 assets during the year ended March 31, 2023. The Fund did not hold any derivative instruments at any time during the year ended March 31, 2023. There were no significant transfers into and out of Level

Annual Report | 18

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2023

1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

Note 4. Investment Management Agreement and Related Party

The Fund has a management agreement (the “Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. Gregory A. Roeder and Matthew Reiner, each an officer of the Fund, are shareholders of the Advisor. Under the Agreement, the Advisor earns a monthly fee from the Fund. The monthly fee is based on an annual rate of 1.08% of the Fund’s average daily net assets. The Advisor agreed to waive fees or reimburse the Fund should the total operating expenses of the Fund exceed 1.48% until August 1, 2023. The Advisor’s obligation to waive fees or reimburse expenses excludes brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses, and costs of acquired funds. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three years after the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment without exceeding the lessor of its current expense limitation or the expense limitation in effect at the time of the reduction, and the repayment is approved by the Board of Trustees.  For the year ended March 31, 2023, the Advisor earned advisory fees of $382,621. As of March 31, 2023, the Fund owed the Advisor $22,175. For the year ended March 31, 2023, the Advisor waived fees of $40,114.

The Advisor has the ability to recoup previously waived fees or expenses in accordance with the Expense Limitation Agreement as follows:

Fiscal Year End	Expiration	Amount
March 31, 2023	March 31, 2026	$40,114

Related Party

An employee of the Advisor is also, independently, the Chief Compliance Officer of the Fund. The Board of Trustees approves the annual compliance officer fees paid directly by the Fund to this individual. This individual was the Chief Compliance Officer of the Fund before becoming an employee of the Advisor.

Annual Report | 19

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2023

Note 5. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series. The total paid-in capital was $34,119,523 as of March 31, 2023. Transactions in capital for the years ended March 31, 2023 and 2022 were as follows:

	March 31, 2023		March 31, 2022
	Shares	Amount	Shares	Amount
Shares sold	99,805	$ 2,207,549	126,871	$ 2,868,459
Shares reinvested	-	-	-	-
Shares redeemed	(640,734)	(14,035,803)	(756,421)	(17,002,325)
Net decrease	(540,929)	$ (11,828,254)	(629,550)	$ (14,133,866)

Note 6. Investment Transactions

For the year ended March 31, 2023, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $9,631,971 and $22,569,889, respectively.

Note 7. Tax Matters

As of March 31, 2023, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments *	$ 30,028,732

Gross tax appreciation of investments	$ 8,858,537
Gross tax depreciation of investments	(4,428,331)
Net tax appreciation of investments	$ 4,430,206

* The difference between the book cost and tax cost of investments represents the tax deferral of losses on wash sales.

The Fund's distributable earnings on a tax basis is determined only at the end of each fiscal year. As of March 31, 2023, the Fund's most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Long-term Capital Loss Carryforward – Non-expiring	$ (3,937,895)
Short-term Capital Loss Carryforward – Non-expiring	(190,857)
Post December Loss - Deferred	(4,731)
Net Unrealized Appreciation of Investments	4,430,206
Total Distributable Earnings	$ 296,723

Annual Report | 20

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2023

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year. The Fund utilized $4,128,752 of capital loss carryforwards during the fiscal year March 31, 2023.

As of March 31, 2023, the Fund has a capital loss carryforward available for federal income tax purposes, which can be used to offset future capital gains, as follows:

Long-term non-expiring	$ 3,937,895
Short-term non-expiring	$ 190,857

The Fund has recorded a reclassification in the capital accounts. As of March 31, 2023, the Fund recorded permanent book/tax differences of $122,848 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund.

Ordinary income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

No distributions were paid during the years ended March 31, 2023 and 2022.

Note 8.  Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

Note 9. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2023, National Financial Services Corp., for the benefit of its customers, owned approximately 30% of the Fund.

Note 10. Risk Factors

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and

Annual Report | 21

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2023

political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

Annual Report | 22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Shareholders and Board of Trustees

  of The Adirondack Small Cap Fund,

  a Series of the Adirondack Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Adirondack Small Cap Fund, (the "Fund") a Series of the Adirondack Funds, including the schedule of investments, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of The Adirondack Small Cap Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of March 31, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2005

Abington, Pennsylvania

May 19, 2023

Annual Report | 23

THE ADIRONDACK SMALL CAP FUND

EXPENSE ILLUSTRATION

MARCH 31, 2023 (UNAUDITED)

Expense Example

As a shareholder of The Adirondack Small Cap Fund, you incur ongoing costs which typically consist of: management fees, custody fees, transfer agent fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2022 through March 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transactional costs were included where applicable, your costs may be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2022	March 31, 2023	October 1, 2022 to March 31, 2023

Actual	$1,000.00	$1,233.62	$8.24
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.55	$7.44

* Expenses are equal to the Fund's annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Annual Report | 24

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

MARCH 31, 2023 (UNAUDITED)

The following table provides information regarding the Trustees, each of whom is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Kevin Gallagher 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1964	Trustee since March 2005	1	Owner and Managing Partner of Panurgy NY Metro, LLC (information technology services firm) since 2004.
Wade Coton 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1968	Trustee since March 2005	1	Owner, Manchester Homes, LLC since March 2013.
Norman Joseph Plourde 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1963	Trustee since March 2005	1	President, Ideal Wood Products since January 2015.

The following table provides information regarding each officer of the Trust.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Gregory A. Roeder 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1963	President since March 2005	N/A	President and Portfolio Manager, Adirondack Research & Management, Inc. since 2004.
Jarrod H. Becker 45 Nashville Rd. Jericho, VT 05465 Year of Birth: 1977	Secretary since 2011; Chief Compliance Officer since 2010	N/A	Chief Compliance Officer, Adirondack Research & Management, Inc. since July 2013.
Matthew P. Reiner 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1965	Treasurer and Principal Financial Officer since March 2005	N/A	CFO and Portfolio Manager, Adirondack Research & Management, Inc. since February 2005.

The Fund’s Statement of Additional Information contains additional information about the Trustees and Officers, and is available without charge by calling (888) 686-2729.

Annual Report | 25

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION

MARCH 31, 2023 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the Securities and Exchange Commission (“SEC”) for each month of the fiscal year on Form N-PORT.  The Fund’s complete schedule of investments for the last month of each quarter are available publicly. The Form N-PORT filings must be made within 60 days of the end of the quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at (888) 686-2729, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 686-2729 and (2) from Fund documents filed with the SEC on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at the Fund’s transfer agent’s website, www.mutualss.com.

Annual Report | 26

Board of Trustees

Wade Coton

Kevin Gallagher

Norman Joseph Plourde

Investment Advisor

Adirondack Research and Management, Inc.

2390 Western Avenue

Guilderland, NY 12084

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43215

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA  19001

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH  43215

This report is provided for the general information of the shareholders of The Adirondack Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

A copy of Registrant's code of ethics will be provided to any person without charge, upon request.  Please call 888-686-2729 to request information.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a Registrant files with, or submits to, the Commission and in other public communications made by the Registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

Paragraph III(A)(3) of the Code of Ethics states, “Advisory Employees may not execute a Securities Transaction on a day during which a purchase or sell order in that same Security or a Related Security is pending for a Fund or other client of ARMI unless the Securities Transaction is combined (“blocked”) with the Fund’s or other client’s transaction.” Paragraph III(A)(3) was revised to include language calling for disgorgement for any favorable price differential upon violation of the above block trading requirement only if it is above the de minimis amount of $25 per client account effected.

Paragraph III(A)(3-1) of the Code of Ethics was revised to make clear that Paragraph III(A)(3) of the Code of Ethics (block trading) takes precedence over Section 3-1 (trading within three calendar days (revised from five calendar days)).  As long as trades are blocked per Paragraph III(A)(3), violation of trading within three days will not be considered.  The final revision made to Paragraph III(A)(3-1) concerns disgorgement for any favorable price differential for violation of personal trading within three calendar days of a client; it will only be undertaken if it is above the de minimis amount of $25 per client account effected.

(d)

Waivers

During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Kevin Gallagher is an audit committee financial expert.  Kevin Gallagher is independent for purposes of this Item 3.  He has become an expert due to experience during his years as divisional manager at the Coca Cola Company.

Item 4. Principal Accountant Fees and Services.

[The information required by this Item is only required in an annual report.]

(a)

Audit Fees

FY 2023

$ 16,000

FY 2022

$ 16,500

(b)

Audit-Related Fees

Registrant

FY 2023

$ 0

FY 2022

$ 0

(c)

Tax Fees

Registrant

FY 2023

$ 2,500

FY 2022

$ 2,500

Nature of the fees:

Preparation and filing of taxes.

 (d)

All Other Fees

Registrant

FY 2023

$ 0

FY 2022

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

There’s no pre-approval policy in place.  The audit committee approves expenditures and engagements at the regular audit committee meetings.

(2)

Percentages of Services Approved by the Audit Committee

Registrant]

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

N/A  %

(f)

During audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

Registrant

FY 2023

$ 2,500 [tax fees]

FY 2022

$ 2,500 [tax fees]

(h)

The Registrant's audit committee has not considered whether the provision of non-audit services to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)

A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental 7 basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation. Not Applicable.

(j)

A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities.

A registrant must disclose: (1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant; (2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized; (3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; (4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and (5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter. Not Applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted procedures by which shareholders may recommend nominees to the Registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There have been no changes in the Registrant’s internal control over financial reporting that occurred during the fiscal year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adirondack Funds

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date June 2, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date June 2, 2023

By /s/Matthew Reiner

*Matthew Reiner

Treasurer and Principal Financial Officer

Date June 2, 2023

* Print the name and title of each signing officer under his or her signature.